UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2022

Invivyd, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40703	85-1403134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road, Suite 178 Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 819-0080

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IVVD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Jane Henderson as Chief Financial & Business Officer

Jane Henderson, the Company’s Chief Financial & Business Officer, will cease serving as an executive officer, as well as the Company’s principal financial officer and principal accounting officer, effective as of October 13, 2022, with her employment terminating on November 11, 2022 (the “Henderson Termination Date”).

Upon Ms. Henderson executing a separation agreement (the “Separation Agreement”), and subject to Ms. Henderson agreeing to a release of claims and complying with certain other continuing obligations contained therein, the Company will pay Ms. Henderson (i) the amounts owed to her pursuant to Section 5 of that certain Amended and Restated Employment Agreement, dated August 5, 2021, by and between the Company and Ms. Henderson, which was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 21, 2022, as amended by that certain First Amendment, dated as of March 18, 2022, filed as Exhibit 10.12 to the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2022, plus (ii) a lump sum cash payment equal to $176,054.79, less applicable taxes and withholdings, representing a pro-rated portion of Ms. Henderson’s annual target bonus for 2022 at one hundred percent (100%) of target.

The description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Separation Agreement, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Appointment of Frederick W. Driscoll as Interim Chief Financial Officer

On October 11, 2022, the Board of Directors of the Company (the “Board”) appointed Frederick W. Driscoll, age 71, as the Company’s Interim Chief Financial Officer and designated him as the Company’s principal financial officer and principal accounting officer, effective as of October 13, 2022.

Mr. Driscoll most recently served as the Chief Financial Officer of Renovacor, Inc. (NYSE: RCOR) from March 2022 until his resignation in June 2022. Prior to Renovacor, Mr. Driscoll served as the Chief Financial Officer of Flexion Therapeutics, Inc. from May 2021 to November 2021. He served in the same capacity from 2013 until his retirement from the position in 2017, during which time he led Flexion’s initial public offering in 2014. Prior to joining Flexion, he served as Chief Financial Officer at Novavax, Inc. (NASDAQ: NVAX) from 2009 to 2013. From 2008 to 2009, Mr. Driscoll served as Chief Executive Officer of Genelabs Technologies, Inc., a publicly traded biopharmaceutical and diagnostics company later acquired by GlaxoSmithKline. Prior to that time, he was the Chief Financial Officer from 2007 to 2008. From 2000 to 2006, Mr. Driscoll served as Chief Executive Officer at OXiGENE, Inc., where he also served as Chairman of the Board and Audit Committee Chair. He was also a member of the Audit Committee for Cynapsus Therapeutics, Inc., which was sold to Sunovion Pharmaceuticals in 2016. He has been a member of the board of directors of Cellectar Biosciences, Inc. (NASDAQ: CLRB) since April 2017, MEI Pharma, Inc. (NASDAQ: MEIP) since February 2018 and Cue Biopharma, Inc. (NASDAQ: CUE) since June 2018. Mr. Driscoll earned a B.S. in accounting and finance from Bentley University.

In connection with Mr. Driscoll’s appointment, the Company entered into a consulting services agreement with him (the “Consulting Agreement”). Pursuant to the terms of the Consulting Agreement, Mr. Driscoll has assumed the responsibilities of Interim Chief Financial Officer, reporting to the Company’s Chief Executive Officer. Pursuant to the Consulting Agreement, Mr. Driscoll is entitled to a cash fee of $50,000 per month. The term of the Consulting Arrangement commenced on October 13, 2022 and continues until terminated in accordance therewith. The Company may terminate the Agreement at any time upon ten (10) days’ prior written notice to Mr. Driscoll, and Mr. Driscoll may terminate the Consulting Agreement upon thirty (30) days’ prior written notice to the Company. The Consulting Agreement also imposes certain confidentiality and non-solicitation obligations on Mr. Driscoll during the term of the Consulting Agreement and for a specified time thereafter. In connection with his appointment,

Mr. Driscoll also entered into an indemnification agreement in the form previously approved by the Board, which form is filed as Exhibit 10.4 to the Company’s Registration Statement on Form S-1/A, filed with the U.S. Securities and Exchange Commission on August 2, 2021 (the “Indemnification Agreement”).

Other than with respect to the Consulting Agreement and the Indemnification Agreement, there are no arrangements or understandings between Mr. Driscoll and any other persons pursuant to which Mr. Driscoll was appointed as Interim Chief Financial Officer of the Company. There are also no family relationships between Mr. Driscoll and any director or executive officer of the Company and Mr. Driscoll has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Consulting Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On October 13, 2022, the Company issued a press release announcing changes to its management team as well as headcount changes to align resources to its key programs. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 7.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1+	Form of Separation Agreement to be entered into between Invivyd, Inc. and Jane Pritchett Henderson.

10.2	Consulting Services Agreement, effective as of October 13, 2022, by and between Invivyd, Inc. and Fred Driscoll.

99.1	Press Release, dated October 13, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVYD, INC.

Date: October 13, 2022	By:	/s/ Jill Andersen
Jill Andersen
Chief Legal Officer and Corporate Secretary